SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV (Address of principal executive offices)	26003 (Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 22, 2007, Wheeling-Pittsburgh Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger and Combination, dated March 16, 2007 (the “Merger Agreement”) by and among the Company, Esmark Incorporated (“Esmark”), Clayton Acquisition Corporation (“New Esmark”), Wales Merger Corporation and Clayton Merger, Inc. regarding the proposed business combination of the Company and Esmark.

Pursuant to the Amendment, the timing of the “put rights” and “purchase rights” to be granted to Company stockholders in connection with the combination is now structured so that as of the election deadline (which will be at least 5 business days before the Company’s Special Meeting of Stockholders) Company stockholders shall have the option to elect to receive one of the following for their shares of Company common stock: (1) a share for share exchange for New Esmark stock or the right to elect to receive $20.00 per share in cash upon a valid election and exercise of such right, or (2) a share for share exchange for New Esmark stock plus a right to purchase newly issued shares of New Esmark common stock at $19.00 per share, upon a valid election and exercise of such right, with such purchases effective as of the closing of the combination, or (3) a share for share exchange for New Esmark common stock. The aforementioned rights were adjusted pursuant to the Amendment so that the election by Company stockholders occurs at least five (5) business days prior to the date of the Company’s special meeting of stockholders to approve the combination rather than on or before the closing of the combination and the exercise of any rights selected must be made before the date of the special meeting rather than for a period of 10 days after the effective date of the combination. The Amendment also structures the put rights and purchase rights so that all owners of record as of the election date are able to make the elections of such rights. These purchase rights and put rights remain subject to the same caps as set forth in the Agreement.

The proposed combination remains subject to stockholder approval of both the Company and Esmark, certain approvals and other customary conditions and is expected to close in the fourth quarter of calendar 2007.

A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In connection with the announcement of the Amendment, the Company indicated that, pending final closing of third-quarter financial results, it anticipates a loss for the third quarter consistent with those reported in prior quarters of 2007.

A copy of the joint press release on October 23, 2007 announcing the Amendment attached hereto as Exhibit 99.1.

In connection with the proposed business combination of the Company and Esmark, New Esmark has filed with the SEC a registration statement on Form S-4 and related preliminary proxy statement with the SEC. Stockholders of the Company and Esmark are urged to read the registration statement, proxy statement/prospectus and any other relevant documents, including the definitive proxy statement/prospectus, filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information, including information on the proposed transaction as well as participants and their interests in the Company, Esmark and New Esmark. Stockholders will be able to obtain a free copy of the registration statement and related proxy statement/prospectus, as well as other filings containing information about the Company and Esmark, at the SEC’s website at http://www.sec.gov. New Esmark, the Company, Esmark and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed business combination transaction. Information regarding the participants in the proxy solicitation and their respective interests may be obtained by reading the registration statement and related preliminary proxy statement. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements Cautionary Notice

This current report on Form 8-K contains “forward-looking statements”, as defined in the Private Securities Litigation Reform Act of 1995, relating to the proposed business combination of the Company and Esmark. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, factors relating to: (1) the risk that the businesses of Esmark and the Company will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of New Esmark, Esmark and the Company to realize the expected benefits from the proposed combination, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for the Company or for New Esmark; (4) the risk of unexpected consequences resulting from the combination; and (5) certain other risks identified in the proxy statement/prospectus filed by New Esmark and “Item 1A -Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other reports and filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent dates. While the Company may elect to update forward-looking statements from time to time, it specifically disclaims any obligation to do so.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger and Combination, dated as of October 22, 2007
99.1	Joint Press Release of Wheeling-Pittsburgh Corporation and Esmark Incorporated dated October 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ David A. Luptak
David A. Luptak Executive Vice President, General Counsel and Secretary

Dated: October 26, 2007